UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2015

MED-CANNABIS PHARMA INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54770	45-0704149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2544 Tarpley Road Suite 112, Carrollton, TX 75006
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  214-666-8364

__________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 ITEM 8.01 Other Events.

Med-Cannabis Pharma, Inc. (the “Company”), through its wholly owned subsidiary, High Desert MMJ, Inc. (“High Desert”), an Oregon corporation, has entered into a joint venture agreement with Royal Tree Organics, whereby the parties will seek to develop and grow medical marijuana plants through an entity to be known as Emerald Mountain Organics. As part of the proposed joint venture, Emerald Mountain Organics has entered into a commercial lease for premises in Cottage Grove, Oregon from which to operate the venture.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 2015	MED-CANNABIS PHARMA, INC.

/s/ Graciela Moreno

Graciela Moreno, CEO

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